Exhibit 32.2

Certification of Principal Financial Officer

Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant to Section 906 of

The Sarbanes-Oxley Act of 2002

I, Eric R. Van Lent, certify, as of the date hereof, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of ETHZilla Corporation on Form 10-Q for the quarter ended June 30, 2025, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of ETHZilla Corporation at the dates and for the periods indicated.

Dated: November 14, 2025

/s/ Eric R. Van Lent
Eric R. Van Lent
Chief Accounting Officer
(Principal Financial/Accounting Officer)

A signed original of this written statement required by Section 906 has been provided to ETHZilla Corporation and will be retained by ETHZilla Corporation and furnished to the Securities and Exchange Commission or its staff upon request.